UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2020

DATA443 RISK MITIGATION, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-30542	86-0914051
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 J Morris Commons Lane, Suite 105
Morrisville, North Carolina 27560

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 919-858-6542

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
none	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective 30 September 2020, Data443 Risk Mitigation, Inc. (the “Company”) entered into an agreement with an existing lender to amend and revise the terms of an existing Note and Warrant, each issued on 18 March 2020.

The Note, issued in the original principal amount of $125,000 and having a variable conversion feature with a 25% discount to the market price, was exchanged for a new promissory note (the “New Note”), which provides as follows:

(1) The principal balance of the New Note shall be $325,000, which includes all accrued and unpaid interest;

(2) No further interest shall accrue on the New Note so long as there is no event of default;

(3) The maximum amount which can be converted into shares of common stock of the Company is $325,000;

(4) Conversions into common stock under the New Note shall be effected at the lowest closing stock price during the five (5) days preceding any conversion, with -0- discount and a conversion price not below $0.007;

(5) No prepayment premiums or penalties; and

(6) Maturity date for the New Note shall be 30 September 2021.

The Warrant was originally issued in the amount of 250,000 shares. However, as a result of the reset features in the Warrant, the warrants increased by 273,066,138 for the period ended June 30, 2020. The Warrant was exchanged with the Note for the issuance of the New Note. As a result, effective 30 September 2020, the warrant has been cancelled in all respects and is no longer of any force and effect.

The foregoing descriptions of the New Note and the cancellation of the Warrant do not purport to be complete and are qualified in their entirety by the actual language contained in the New Note.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the New Note is hereby incorporated by reference.

ITEM 3.03	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the Note and the Warrant is hereby incorporated by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: 05 October 2020	DATA443 RISK MITIGATION, INC.

	By:	/S/ JASON REMILLARD
Jason Remillard,
Chief Executive Officer

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